Biological Assets	12 Months Ended
Mar. 31, 2019
Disclosure Of Detailed Information About Biological Assets [Abstract]
Biological Assets
8.	Biological assets

The Company’s biological assets consists of seeds and cannabis plants. The continuity of biological assets for the years ended March 31, 2019 and 2018 was as follows:

	March 31,	March 31,
	2019	2018
		(Restated -
		see note 3)

Balance, beginning of year	$16,348	$14,725
Purchases of seeds	-	271
Acquisition / (disposal) of biological assets due to acquisition / disposal of consolidated entity	184	(1,430)
Unrealized gain on changes in fair value of biological assets	167,550	96,721
Increase in biological assets due to capitalized costs	92,733	20,890
Net write-off of biological assets	(21,618)	-
Transferred to inventory upon harvest	(176,222)	(114,829)

Balance, end of year	$78,975	$16,348

Biological assets are valued in accordance with IAS 41, Agriculture, and are presented at their fair values less costs to sell up to the point of harvest. The Company’s biological assets are primarily cannabis plants, and because there is no actively traded commodity market for plants or dried product, the valuation of these biological assets is obtained using valuation techniques where the inputs are based upon unobservable market data (Level 3).

The valuation of biological assets is based on a market approach where fair value at the point of harvest is estimated based on selling prices less the costs to sell at harvest. For in-process biological assets, the fair value at point of harvest is adjusted based on the stage of growth. Stage of growth is determined by reference to costs incurred to date as a percentage of total expected costs from inception to harvest. As at March 31, 2019, the average stage of growth for the biological assets was 42%, compared to an average stage of growth of 12% as at March 31, 2018.

The significant unobservable inputs and their range of values are noted in the table below. The sensitivity analysis for each significant input is performed by assuming a 5% decrease while assuming all other inputs remain constant:

Unobservable Inputs	Range	Weighted Average	Decrease in Fair Value of Biological Assets at March 31, 2019
Estimated Yield per Plant – varies by strain and is obtained through historical growing results or grower estimate if historical results are not available.	25 grams/plant to 355 grams/plant	86 grams/plant	$(3,892)
Average Selling Price of Dry Cannabis – varies by strain and is obtained through average selling prices or estimated future selling prices if historical results are not available.	$5.00 to $8.96/gram	$7.29/gram	$(7,062)